UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 19, 2012

Date of Report (date of earliest event reported)

SCHIFF NUTRITION INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former, address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously announced, Schiff Nutrition International, Inc. (the “Company”) has entered into that certain Agreement and Plan of Merger, dated October 29, 2012 (the “Bayer Merger Agreement”), by and among the Company, Bayer HealthCare LLC (“Bayer”) and Willow Road Company (“Merger Sub”), pursuant to which Bayer agreed to acquire all of the outstanding common stock of the Company for $34.00 per share in cash. On November 19, 2012, the Company received a notice from Bayer and Merger Sub, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Notice from Bayer HealthCare LLC and Willow Road Company, received by Schiff Nutrition International, Inc. on November 19, 2012.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to the Company’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Such forward-looking statements include the ability of the Company and Bayer to complete the transactions contemplated by the Bayer Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the merger and the possibility of any termination of the Bayer Merger Agreement. The forward-looking statements contained herein are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing and completion of the merger with Bayer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the merger with Bayer may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger with Bayer; the effects of disruption from the transactions on the Company’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the transactions may result in significant costs of defense, indemnification and liability and potential delay; other risks and uncertainties pertaining to the business of the Company, including dependence on sales of Move Free, MegaRed and Airborne products, dependence on individual customers, adverse publicity or consumer perception regarding the Company’s nutritional supplements and/or their ingredients, similar products distributed by other companies or the nutritional supplement industry generally, the impact of competitive products and pricing pressure (including expansion of private label products), the inability to successfully bid on new and existing private label business and the impact of raw material pricing, availability and quality (particularly relating to joint care products and ingredients from third-party suppliers outside the United States, including China); claims that the Company’s products infringe the intellectual property rights of others; the inability to enforce or protect intellectual property rights and proprietary techniques against infringement; the inability to successfully launch and maintain sales outside of the United States while maintaining the integrity of the products sold and complying with local regulations; the inability to appropriately respond to changing consumer preferences and demand for new products; the inability to gain or maintain market distribution for new products or product enhancements; litigation and government or administrative regulatory action in the United States and internationally, including FDA enforcement and product liability claims; the inability or increased cost to obtain sufficient levels of product liability and general insurance; the inability to comply with existing or new regulations, both in the United States and abroad, and adverse actions regarding product formulation, claims or advertising; product recalls or a significant amount of product returns; dependence on a single manufacturing facility and potential disruptions of the Company’s manufacturing operations; the inability to maintain or attract key personnel; interruptions to the Company’s information technology systems; control by the Company’s principal stockholders; and other risks detailed in the Company’s public filings with the SEC from time to time, including the Company’s most recent Annual Report on Form 10-K for the year ended May 31, 2012 and Quarterly Reports on Form 10-Q. The reader is cautioned not to unduly rely on these forward-looking statements. The Company expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Important Information

No proxies will be solicited in connection with the proposed acquisition of the Company by Bayer, and this document is neither an offer to purchase nor a solicitation of an offer to sell securities. The Company has filed with the SEC a preliminary information statement and other relevant documents in connection with the proposed transaction with Bayer. When completed, a definitive information statement will be sent or given to the stockholders of the Company and will contain important information about the proposed transaction with Bayer and related matters. The Company’s stockholders are urged to read the preliminary information statement, the definitive information statement (as available) and other relevant materials when they become available because they will contain important information about the Company, Bayer and the proposed transaction with Bayer.

In addition, this communication is neither an offer to purchase nor the solicitation of an offer to sell any securities. The Company intends to file with the SEC a solicitation/recommendation statement on Schedule 14d-9 with respect to the tender offer commenced by Ascot Acquisition Corp., a subsidiary of Reckitt Benckiser Group plc, within 10 business days following the commencement date of such tender offer. Investors and security holders are urged to read the solicitation/recommendation statement and all relevant documents that are filed with the SEC in connection with the tender offer, as they become available, because they will contain important information.

Investors may obtain a free copy of all materials referenced above (when they are available) and other documents filed by Schiff with the SEC at the SEC’s website at www.sec.gov and on Schiff’s website at www.schiffnutrition.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

By:	/s/ Scott K. Milsten
Name:	Scott K. Milsten
Title:	Senior Vice President–General Counsel and Corporate Secretary

Date: November 20, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice from Bayer HealthCare LLC and Willow Road Company, received by Schiff Nutrition International, Inc. on November 19, 2012.

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